UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  OCTOBER 23, 2003
                                                  ________________




                            ANGLOTAJIK MINERALS INC.
           __________________________________________________________
           (Exact name of small business as specified in its charter)



            NEVADA                       000-28481               86-0891931
________________________________________________________________________________
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)



          11400 WEST OLYMPIC BOULEVARD SUITE 200, LOS ANGELES, CA 90064
          _____________________________________________________________
                    (Address of principal executive offices)



                                 (310) 445-8819
                         _______________________________
                         (Registrant's telephone number)



                                  ICONET, INC.
          _____________________________________________________________
          (Former name or former address, if changed since last report)

ITEM 5  -  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On October 23, 2003 we filed a Current Report on Form 8-K respecting certain developments in the business of the Company. This second amendment to that Current Report is to provide additional detail as to those developments.

BACKGROUND OF THE COMPANY

         Anglotajik Minerals, Inc. was originally incorporated August 1, 1997 in Nevada as MexiMed Industries to develop and produce a non-reusable medical syringe. We later abandoned that business, as we lacked sufficient capital resources. In 1999 we changed our name to Digital Video Display Technology Corp. and obtained a license to market a patented audio video jukebox technology in Canada and in five U.S. states. However, disagreements arising out of contractual relationships impeded the development of the business. In July of 2001 we changed our name to Iconet, Inc. in connection with a proposal to build the jukeboxes and sell them back to the licensor of the technology, but owing to changing technology and to disagreements among our board as to the future direction the company should take, we eventually abandoned that business as well.

         In June of 2002 we resolved to investigate some possible opportunities in mineral exploration. We optioned a property in Ontario, Canada, but after our due diligence investigation we elected not to proceed and mutually rescinded the agreement.

         In June of 2003 our board appointed Mr. Matthew Markin as president and as a director to replace Randy Miller. Mr. Miller also resigned as director, so that Mr. Markin became the sole executive officer and director of the Company. Mr. Miller's resignation was voluntary to pursue other interests, and not as a result of any dispute with the Company.

         In July of 2003, we adopted a plan of reorganization whereby our common stock was reverse split by a ratio of 1-for-143. Shortly thereafter, we effected a 2-for-1 forward split. (See "Changes in Securities" below.) For the reader's convenience, references to stock transactions throughout this Current Report are expressed in terms of their post-split equivalents.

BUSINESS OF THE COMPANY

         We are currently pursuing what we perceive to be promising opportunities in mineral exploration. We are in negotiation with officials of the Republic of Tajikistan to acquire interests in certain properties that have known occurrences of valuable minerals, including gold, silver, aluminum, and perhaps others. We do not currently have a producing mine, ore reserves, or rights to extract minerals from any property.

         Tajikistan, in central Asia, was formerly part of the U.S.S.R., gaining its independence in 1991. Tajikistan adopted a new constitution in 1994, which restored the office of President, transformed the Soviet-era "Supreme Soviet" into the Supreme Assembly, recognized civil liberties and property rights, and provided for a judiciary. However, factionalism led to a five-year civil war, which ended in a peace agreement in 1997 and a new republican government, with executive and legislative branches and a judiciary, implemented in 2000. Attention in the wake of the war in Afghanistan has brought increased economic development assistance, which analysts believe could create jobs and increase stability in the long term. The country is seeking World Trade Organization membership and has joined NATO's Partnership for Peace.

         Tajikistan is known to have significant natural resources, including hydropower, uranium, some petroleum, mercury, brown coal, lead, zinc, antimony, tungsten, silver, and gold. The civil war (1992-1997) severely damaged the already weak economic infrastructure and caused a sharp decline in industrial and agricultural production. Since the war, however, economic growth has been steady, with a rate of 5% for the year 2002 (estimated). A debt restructuring agreement was reached with Russia in December 2002, which included an interest rate of 4%, a 3-year grace period, and a US$49.8 million credit to the Central Bank of Tajikistan.

         We have been engaged in discussions with officials of the government of Tajikistan regarding the acquisition of exploration rights to certain properties where mineral deposits are known to exist. We cannot be certain, however, that we will be successful in obtaining such rights, or that if we do, we will be able to establish the existence of commercially mineable reserves. Currently, a number of foreign corporations are active in Tajikistan in the exploration, development, and production stages.

         We have entered into key-employee contracts with two Tajik nationals who will assist us in business development there, to include establishing our offices and corporate infrastructure, liaison with the appropriate ministers and other federal and local governmental authorities, translation, and various other functions which may be important or essential to the establishment and continuation of our proposed exploration activities (see "Employees" below). At an appropriate future date, we intend to either employ or contract appropriate experts in the field of mineral exploration.

         We currently have no cash or sources of financing. Our President has advanced funds to us for our business planning activities, but is under no obligation to continue to do so. We are attempting to obtain equity financing in the form of a private placement of our stock so that we can commence exploration operations if and when we reach a satisfactory agreement with the government of Tajikistan.

FACILITIES

         We currently occupy office space provided to us at no cost by our President, Matthew Markin. Mr. Markin is under no obligation to continue to provide us free office space for any period of time in the future. Our offices are located at 11400 West Olympic Boulevard Suite 200, Los Angeles, California 90064. Our telephone number is (310) 445-8819.

         Contingent upon completing an adequate financing arrangement, we expect to open an office in Dushanbe, Tajikistan, in December of 2003. The Dushanbe office will serve as our local base for our operations in Tajikistan.

EMPLOYEES

         We currently have three employees, our sole executive officer, and our two contract employees in Tajikistan. Once the office in Dushanbe is opened, we expect to recruit two or three additional office staff. If and when we reach an exploration agreement with the government of Tajikistan, we expect to either hire or contract one or more professionals in the fields of geology and mineral exploration.

DIRECTORS, EXECUTIVE OFFICERS, AND CONTROL PERSONS

The following are our director, executive officer and key personnel.

================================================================================
     NAME          AGE     POSITION(S)                          SERVICE BEGAN
________________________________________________________________________________

Matthew Markin             President, CEO, CFO                  June 2003
                           Director
George Al-Zein             Executive Director in Tajikistan     October 2003
Gulia Muradova             Public Relations Officer             October 2003
================================================================================

MATTHEW MARKIN is currently our sole executive officer and director. He holds graduate degrees in science from Capilano College and the University of British Columbia, both in Vancouver. Since 1999 Mr Markin has served as president of The Markin Group of Companies in Los Angeles, California, consultants to large and small businesses in the areas of strategic planning, business development, capital formation, mergers and acquisitions, and related matters. From 1992 to 1999 he served as vice president of Canyon Financial Group, and investment banking firm. Previously, he founded and operated a successful real estate development company specializing in commercial and apartment buildings. Mr. Markin currently devotes about 90% of working hours to our affairs.

GEORGE AL-ZEIN is Executive Director of Operations in the Republic of Tajikistan. Mr. Al-Zein has an extensive background consulting in international business operations and government liaison, including such activities in Tajikistan. He will oversee the Company's operations in Tajikistan and serve as our liaison with the various ministries of the federal government and local authorities.

GULIA MURADOVA is Public Relations Officer for the Company. She is an internationally registered translator, regularly serving in that capacity for international conferences. Ms. Muradova was the official translator for the President of Tajkistan during a recent conference in Dushanbe, and has been working with the Asian Development Bank offices in Dushanbe.

         We know of no existing agreements or arrangements which might result in a change of control.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following are all of the individuals or groups known to us to be the beneficial owner of more than five percent of any class of our equity securities.


===============================================================================================

       TITLE OF CLASS            NAME AND ADDRESS OF        AMOUNT AND NATURE OF     PERCENT OF
                                  BENEFICIAL OWNER          BENEFICIAL OWNERSHIP       CLASS
_______________________________________________________________________________________________

Common Stock $.001 par value     Matthew Markin                   566,434               3.1%
                                 11400 W. Olympic Blvd.           (direct)
                                 Suite 200
                                 Los Angeles, CA 90064

===============================================================================================


         The following table shows the beneficial ownership of our equity securities by each officer and director who is a shareholder.



=========================================================================================================
  TITLE OF CLASS                                                                  AMOUNT AND
                       NAME AND ADDRESS OF                                        NATURE OF
                        BENEFICIAL OWNER               POSITION                   BENEFICIAL     PERCENT
                                                                                  OWNERSHIP      OF CLASS
_________________________________________________________________________________________________________

Common Stock $.001     Matthew Markin             President, Chief Executive       566,434         3.1%
                       11400 W. Olympic Blvd.     Officer, Acting Chief
par value              Suite 200                  Financial Officer, Director
                       Los Angeles, CA  90064                   (direct)
=========================================================================================================



CHANGES IN SECURITIES

     The following securities were sold by officers of the Company without the use of an underwriter. In effecting the sales, we relied on the exemption authority provided by Section 4(2) of the Securities Act of 1933, as amended, relating to sales not involving any public offering, and on Regulation D. We believe that all such sales were made by our executive officers in private, negotiated transactions without any advertising, public announcements or general solicitation. The purchasers of the shares represented themselves in writing to be, and the company believes them to be, members of one or more of the following classes:

     a.    Officers, directors, promoters or control persons of the issuer; or
     b. Individuals or entities who are accredited investors as defined in Rule 501 of Regulation D under the Securities Act of 1933; or
     c.    Individuals who:
             i.  Are knowledgeable and sophisticated in investment matters;
            ii. Are able to assess the risks of an investment such as in our securities;
           iii. Are financially able to bear the risk of a loss of their entire investment; and
            iv. Have access to pertinent information regarding the issuer and its operations.

The shares are subject to the resale provisions of Rule 144 and may not be sold or transferred without registration except in accordance with Rule 144. Certificates representing the securities bear a legend to that effect. The share amounts in the chart are adjusted for a 143-for-1 reverse split effective July 30, 2003 and a 2-for-1 forward split effective September 15, 2003.


===============================================================================================
     Date                     Class                   Amount     Price($)     # of Purchasers
_______________________________________________________________________________________________

May 2003           $.001 par value common stock         16,783     (1)              1
_______________________________________________________________________________________________
June 2003          $.001 par value common stock         20,797     (2)              1
_______________________________________________________________________________________________
July 20, 2003      $.001 par value common stock        566,434     (3)              1
_______________________________________________________________________________________________
August 1, 2003     $.001 par value common stock     16,999,984     (4)             19

===============================================================================================


(1)      Valued at $113, 500, or an average price of $.148 per share. Issued to the former president of the Company as settlement for consulting fees and expenses.
(2)      Valued at $75,000, or an average price of $.277 per share. Issued to the former president of the Company as settlement for consulting fees.
(3)      Issued to the current president of the Company  as settlement for amounts owed him.
         See Note  3 to the Financial Statements.
(4)      Valued at $150,519, or approximately $.009 per share. Issued to 19 individuals in settlement of principle and interest on cash loans to the Company. These shares may be eligible for resale (see "MARKET FOR
         OUR SECURITIES" following).


         We also issued to our former president an option to purchase 699,301 common shares at $.21 per share until July 2011.


MARKET FOR OUR SECURITIES

         We have one class of equity security designated as common stock, $.001 par value, of which 18,118,965 shares are outstanding. Our common stock is quoted on the Over-the-Counter Bulletin Board ("OTC-BB").

         We have outstanding an option to purchase 699,301 common shares at $.21 per share until July 2011.

         On August 1, 2003 we issued to 19 individuals a total of 16,999,984 restricted shares in settlement of principal and interest due on cash loans made to the company in 2001. In accordance with an opinion of counsel, the shares were deemed issued as of the dates of the original loans. Accordingly, the shares may currently be eligible for resale pursuant to Rule 144(k) under the Securities Act of 1933, as amended. To our knowledge, each of the 19 individuals exercises sole voting and dispositive control over his or her shares, and there is no voting agreement or other arrangement respecting the stock between or among any of the individuals.

         We have paid no dividends to date. The Board of Directors has the authority declare and pay dividends from available Company funds.

         The transfer agent and registrar for our common stock is Pacwest Transfer LLC, Vancouver, Washington.


RISK FACTORS

         An investment in our securities involves certain risks, including those enumerated below. You should consider the following specific risks before making an investment in our securities.

EXPLORATION FOR ECONOMIC DEPOSITS OF MINERALS IS SPECULATIVE.

         The business of mineral exploration is very speculative, since there is generally no way to recover any of the funds expended on exploration unless the existence of mineable reserves can be established and the Company can exploit those reserves by either commencing mining operations, selling or leasing its interest in the property, or entering into a joint venture with a larger resource company that can further develop the property to the production stage. We expect to expend considerable funds before we are able to determine whether there we have a commercially mineable ore body. Should we fail to find adequate valuable minerals before our funds are exhausted, and if we cannot raise additional capital, we will have to discontinue operations, which could make our stock valueless.

OUR CURRENT MANAGEMENT LACKS EXPERIENCE IN THE BUSINESS OF MINERAL EXPLORATION.

         Our Directors and Executive Officers lack significant experience or technical training in exploring for precious mineral deposits and developing mines. We intend to recruit management and advisory personnel who have such experience, but until we do our management may not be fully aware of many of the specific requirements related to working within this industry. Their decisions and choices may not take into account standard engineering or managerial approaches such as mineral exploration companies commonly use. Thus, our operations, earnings, and ultimate financial success could suffer irreparable harm due to management's lack of experience in the industry.

WE EXPECT TO ISSUE ADDITIONAL COMMON SHARES IN THE FUTURE WHICH WOULD DILUTE THE OUTSTANDING SHARES

         As of October 31, 2002, approximately 281,881,035 shares of our common stock were authorized but unissued including 699,301 reserved for the possible exercise of options. These shares may be issued in the future without stockholder approval. The prices at which we sell these securities and other terms and provisions will depend on prevailing market conditions and other factors in effect at that time, all of which are beyond our control. Shares may be issued at prices which are less than the then-current market price of our common stock.

WE HAVE NO MINING OPERATIONS, AND DO NOT KNOW IF WE WILL EVER REACH THE DEVELOPMENT STAGE

         We currently have no revenues from operations, no mining operations, and no reserves. We may never reach the development stage, and if we do investors in our shares will face additional risks, hazards and uncertainties, including gold bullion losses, environmental hazards, industrial accidents, labor disputes, unusual or unexpected geological formations or other geological or grade problems, unanticipated ground or water conditions, cave-ins, pit wall failures, flooding, rock falls, periodic interruptions due to inclement or hazardous weather conditions, other unfavorable operating conditions and other acts of God. Such risks could result in damage to or destruction of mineral properties or costs that make further activities prohibitively expensive.

WE MAY BE SUBJECT TO EXTRAORDINARY BUSINESS RISKS RELATED TO CONDUCTING BUSINESS OPERATIONS IN A DEVELOPING COUNTRY

         We propose to explore for valuable minerals in Tajikistan, a newly-independent country that was part of the Former Soviet Union. We may face additional risks and uncertainties there such as political instability, currency exchange losses, limited infrastructure, security issues, cultural conflicts, civil strife, government policy changes, and others. We intend to insure against such risks to the extent practical; however, we may experience interruptions in our activities, financial losses, or even cessation of our activities there as a result of such risks.


FORWARD LOOKING STATEMENTS

         This Current Report contains "forward-looking statements." Forward-looking statements involve known and unknown risks and uncertainties that may cause the company's actual results in future periods to differ materially from forecasted results. These may include statements contained under "Risk Factors," "Management's Discussion and Analysis" and "Business." The following statements are or may constitute forward-looking statements:

     o statements before, after or including the words "may," "will," "could," "should," "believe," "expect," "future," "potential," "anticipate," intend," "plan," estimate" or "continue" or the negative or other variations of these words; and

     o   other statements about matters that are not historical facts.

         We may be unable to achieve future results covered by the forward-looking statements. The statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the future results that the statements express or imply. Please do not put undue reliance on these forward-looking statements, which speak only as of the date of this Current Report. In particular, as an exploration stage company our future is highly uncertain.



                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                ANGLOTAJIK MINERALS, INC.


Dated:  November 20, 2003                       /s/ MATTHEW MARKIN
                                                ___________________________
                                                    Matthew Markin
                                                    President, CEO